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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                                -----------------


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                SEPTEMBER 8, 2003






                               PalWeb Corporation
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             (Exact name of registrant as specified in its charter)




           Oklahoma                     000-26331               75-1984048
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)




            1607 West Commerce Street, Dallas, Texas      75208
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            (Address of principal executive offices)    (Zip Code)




                                 (214) 698-8330
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
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            (c) Exhibits

                99.1         Press Release dated September 8, 2003.





ITEM 9.     REGULATION FD DISCLOSURE
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            On September 8, 2003, the Registrant announced an acquisition, recapitalization and changes to its board of directors. The press release regarding this announcement is furnished as Exhibit 99.1.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PALWEB CORPORATION


Date:  September 9, 2003                  By: /s/ Warren F. Kruger
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                                              Warren F. Kruger
                                              President, Chief Financial Officer
                                              and Principal Executive Officer